UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]      Preliminary Proxy Statement

[   ]      Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]      Definitive Proxy Statement
[✓]      Definitive Additional Materials
[   ]      Soliciting Material Under Rule 14a-12

Pinnacle West Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

PINNACLE WEST CAPITAL CORPORATION
Post Office Box 53999
Phoenix, Arizona 85072-3999
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2008 ANNUAL MEETING
OF SHAREHOLDERS OF PINNACLE WEST CAPITAL CORPORATION
TO BE HELD ON WEDNESDAY, MAY 21, 2008
You can view the Summary Annual Report with the
accompanying Form 10-K and the Proxy Statement for
Pinnacle West Capital Corporation on the Internet at:
http://bnymellon.mobular.net/bnymellon/pnw
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Dear Pinnacle West Capital Corporation Shareholder:
     The 2008 Annual Meeting of Shareholders of Pinnacle West Capital Corporation will be held on May 21, 2008 at the Herberger Theater Center, 222 East Monroe, Phoenix, Arizona 85004 at 10:30 a.m., Mountain Standard Time.
     Proposals to be considered at the Annual Meeting:
1.	Election of twelve directors to serve until the 2009 Annual Meeting of Shareholders;

2.	Approval of an amendment to the Company’s Articles of Incorporation to provide for a majority shareholder vote to amend the Articles of Incorporation; and

3.	Ratification of the appointment of the Company’s independent auditors for the fiscal year ending December 31, 2008.
The Board recommends a vote “FOR” Items 1, 2 and 3.

PLEASE SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT HOW TO
OBTAIN YOUR PROXY MATERIALS, WHICH IS DIFFERENT FROM PRIOR YEARS
CONTROL NUMBER
â

You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter this 11-digit control number

à

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on May 21, 2008
This communication presents an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Company’s Proxy Statement and Summary Annual Report and accompanying Form 10-K are available at: http://bnymellon.mobular.net/bnymellon/pnw.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 9, 2008 to facilitate timely delivery.
You can request a paper or e-mail copy of the proxy materials for this meeting and/or all future meetings in one of three ways:
1.	By calling 1-888-313-0164 (outside of the U.S. and Canada call 1-201-680-6688);

2.	By sending an e-mail to: shrrelations@bnymellon.com; or

3.	By visiting our website at: http://bnymellon.mobular.net/bnymellon/pnw

   MAKE SURE TO HAVE THIS NOTICE AVAILABLE WHEN YOU:
•	Request a paper or e-mail copy of the proxy materials;

•	When you want to view your proxy materials online; or

•	When you want to vote your proxy electronically
Easy Online Access - A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares as follows:

Step 1:	Go to http://bnymellon.mobular.net/bnymellon/pnw and view the proxy materials;

Step 2:	Select to either Vote Now or Request Printed Materials;

Step 3:	Follow instructions on the screen for your selection.
When you go online, you can also consent to receive electronic delivery of future mailings.
If you wish to attend and vote at the meeting, provided below is a map to the Herberger Theater Center.
Validation for the Chase parking structure (only) available at the Annual Meeting registration desk.